Exhibit 10.1
FIFTH AMENDMENT
TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2007, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Company”), CALUMET SHREVEPORT, LLC, an Indiana limited liability company (“Calumet Shreveport”), CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC, an Indiana limited liability company (“CSLW”), CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“CSF”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CSPP”), CALUMET LP GP, LLC, a Delaware limited liability company (“CLPGP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“Operating”) and CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Calumet Sales” and together with the Company, Calumet Shreveport, CSLW, CSF, CSPP, CLPGP and Operating, collectively, the “Borrowers” and each individually a “Borrower”), the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrowers, the Lenders and the Agent (as previously amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrowers;
     WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and
     WHEREAS, the Agent and the Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

     “Amendment No. 5 Effective Date” is defined in Subpart 3.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:
     (A) The definitions of “Borrowing Base”, “General Revolver Loan Committed Amount”, “Reporting Trigger Event” and “Revolver Commitment” are hereby deleted in their entirety and replaced with the following:
     “Borrowing Base” — on any date of determination, an amount equal to the lesser of (a) the aggregate amount of Revolver Commitments, minus the Availability Reserve; or (b) the sum of the Accounts Formula Amount, plus the Inventory Formula Amount, minus the Availability Reserve, plus, during the Bridge Period only, the Incremental Borrowing Availability.
     General Revolver Loan Committed Amount — at all times other than during the Bridge Period, $175,000,000, and during the Bridge Period, $210,000,000.
     Reporting Trigger Event — the occurrence of any of the following: (a) Availability falls below (i) at all times other than during the Bridge Period, $50,000,000 and (ii) during the Bridge Period, $0 or (b) a Default or Event of Default.
     Revolver Commitment — for any Lender, its obligation to make Revolver Loans and to participate in LC Obligations up to the maximum principal amount shown on Schedule 1.1, or as specified hereafter in the most recent Assignment and Acceptance to which it is a party. “Revolver Commitments” means the aggregate amount of such commitments of all Lenders. The Revolver Commitments as of the Closing Date total $225,000,000. The Revolver Commitments during the Bridge Period will total $260,000,000.

     (B) The following definitions are herby added in appropriate alphabetical order:
     “Amendment No. 5 Effective Date” — November 12, 2007.
     “Bridge Period” — the period beginning on November 15, 2007 and ending on the earliest of (i) January 15, 2008, (ii) the date of the PP&E Refinancing and (iii) the first Business Day immediately following the closing date of the first Equity Issuance by Calumet Specialty Products Partners, L.P. to Persons that are not its Affiliates following the Amendment No. 5 Effective Date.
     “Incremental Accounts Formula Amount” — 5% of the net amount of Eligible Accounts. “Net amount” has the meaning provided in the definition of “Accounts Formula Amount”.
     “Incremental Borrowing Availability” — the lesser of (a) the sum of (i) the Incremental Accounts Formula Amount plus (ii) the Incremental Inventory Formula Amount or (b) $35,000,000.
     “Incremental Inventory Formula Amount” — the lesser of (a) the sum of (i) 15% of the Value of Eligible Category A Inventory plus (ii) 15% of the Value of Eligible Category B Inventory; or (b) 15% of the NOLV Percentage of the Value of Eligible Category A Inventory and Eligible Category B Inventory; provided, however, that Agent, subject to Section 14.1.1(a)(ii)(C), may adjust such advance percentages from time to time in its reasonable discretion exercised in good faith.
     “PP&E Refinancing” — the repayment or refinancing of the PP&E Obligations.
     SUBPART 2.2 Amendment to Section 2.1.1. Section 2.1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     2.1.1. Revolver Loans. Each Lender agrees, severally on a Pro Rata basis up to its Revolver Commitment, on the terms set forth herein, to make Revolver Loans to Borrowers from time to time through the Commitment Termination Date. In no event shall Lenders have any obligation to honor a request for a Revolver Loan if the unpaid balance of Revolver Loans outstanding at such time (including the requested Loan) would exceed the Borrowing Base. Each Lender agrees, severally on a Pro Rata basis, on the terms set forth herein, to make certain Revolver Loans (the “General Revolver Loans”) to Borrowers from time to time through the Commitment Termination Date for the purposes set forth in Section 2.1.3. In no event shall Lenders have any obligation to honor a request for a General Revolver Loan if the unpaid balance of General Revolver Loans outstanding at such time (including the requested Loan) plus total LC Obligations would exceed the General Revolver Loan Committed Amount. Each

Lender agrees, severally on a Pro Rata basis, on the terms set forth herein, to make certain Revolver Loans (the “Distribution Revolver Loans”) to Borrowers from time to time through the Commitment Termination Date for the purposes set forth in Section 2.1.3. In no event shall Lenders have any obligation to honor a request for a Distribution Revolver Loan if the unpaid balance of Distribution Revolver Loans outstanding at such time (including the requested Loan) would exceed the difference of (a) the Distribution Revolver Loan Committed Amount minus (b) the amount by which the sum of (1) the outstanding principal balance of General Revolver Loans and (2) the amount available for drawing under Letters of Credit hereunder, exceeds (A) at all times other than during the Bridge Period, $175,000,000 and (B) during the Bridge Period, $210,000,000. The Revolver Loans may be repaid and reborrowed as provided herein.
     SUBPART 2.3 Amendment to Section 3.2. Section 3.2 of the Existing Credit Agreement is hereby amended by adding the following new section to the end thereof:
     3.2.5 Bridge Period Fee. Borrowers shall pay to Agent, for the Pro Rata benefit of the Lenders, a fee in an amount equal to $1,000 per day for each day during the Bridge Period.
     SUBPART 2.4 Amendment to Section 10.3. Section 10.3.1 is here by amended by adding the following sentence to the end thereof:
     Notwithstanding the foregoing, the Fixed Charge Coverage Ratio shall not be tested during the Bridge Period.
     SUBPART 2.5 Amendment to Schedule 1.1. Schedule 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the Schedule attached hereto as Exhibit A.
PART III
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1. Amendment No. 5 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 5 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Fifth Amendment.”
     SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers and each of the Lenders.
     SUBPART 3.3 Legal Opinion. The Agent shall have received, dated as of the Amendment No. 5 Effective Date and in form and substance reasonably satisfactory to the Agent, one or more legal opinions from counsel to the Borrowers.

     SUBPART 3.4 Resolutions; Good Standings. The Agent shall have received the following, each of which shall be properly executed by a Senior Officer of the signing Obligor or the General Partner, each dated as of the Amendment No. 5 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 5 Effective Date) and each in form and substance satisfactory to the Agent and each of the Lenders:
     (a) such certificates of resolutions or other action and/or other certificates of Senior Officers of each Obligor or the General Partner as Agent may require evidencing each Obligor’s authority to enter into this Amendment; and
     (b) such documents and certifications as the Agent may reasonably require to evidence that each Obligor is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in (A) the jurisdiction of its incorporation or organization and (B) each jurisdiction where its ownership, lease or operation of Properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
     SUBPART 3.5 Amendment Fee. The Borrowers shall have paid or caused to be paid an amendment fee to the Agent in connection with this Amendment for the pro rata account of each Lender that shall have returned executed signature pages to this Amendment no later than 3:00 p.m. on November 6, 2007, as directed by the Agent, in an aggregate amount equal to $120,000 for such Lenders as a group.
PART IV
MISCELLANEOUS
     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is an Other Agreement executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.
     SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Other Agreements to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     SUBPART 4.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 9 of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable out of pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the Other Agreements shall remain in full force and effect, without modification or limitation.
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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole member

			By:	Calumet Specialty Products Partners, L.P., its sole member

				By:	Calumet GP, LLC, its general partner

				By:	/s/ R. PATRICK MURRAY, II

				Name:	R. Patrick Murray, II

				Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT, LLC

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II

Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II

Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II

Title:	Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II

Title:	Vice President and Chief Financial Officer

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. PATRICK MURRAY, II

		Name:	R. Patrick Murray, II

		Title:	Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. PATRICK MURRAY, II

	Name:	R. Patrick Murray, II

	Title:	Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II

Title:	Vice President and Chief Financial Officer

AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Agent and a Lender

	By:	/s/ HANCE VAN BEBER

	Name:	Hance Van Beber

	Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

	By:	/s/ SANTIAGO GIRALDO

	Name:	Santiago Giraldo

	Title:	Vice-President

LASALLE BANK NATIONAL ASSOCIATION,
as Co-Syndication Agent and a Lender

	By:	/s/ HANCE VAN BEBER

	Name:	Hance Van Beber

	Title:	Sr. Vice President

WELLS FARGO FOOTHILL, LLC,
as a Lender

	By:	/s/ JENNIFER FONG

	Name:	Jennifer Fong

	Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ JOE CURDY

	Name:	Joe Curdy

	Title:	Director

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

	By:	/s/ TOM BUDA

	Name:	Tom Buda

	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ MARK PICILLO

Name:	Mark Picillo

Title:	Vice President

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Exhibit A
Schedule 1.1
Revolver Commitments

Lender	Revolver	Revolver	Commitment
	Commitment	Commitment	Percentage
	(Outside Bridge	(During Bridge
	Period)	Period)

Bank of America, N.A.	$50,000,000	$57,777,777.79	22.222222222%
JPMorgan Chase Bank, N.A.	$37,500,000	$43,333,333.34	16.666666667%
LaSalle Bank National Association	$37,500,000	$43,333,333.34	16.666666667%
Wells Fargo Foothill, LLC	$27,500,000	$31,777,777.77	12.222222222%
Wachovia Bank, National Association	$27,500,000	$31,777,777.77	12.222222222%
National City Business Credit, Inc.	$25,000,000	$28,888,888.88	11.111111111%
Siemens Financial Services, Inc.	$20,000,000	23,111,111.11	8.888888889%
Total:	$225,000,000	$260,000,000	100.000000000%